As filed with the Securities and Exchange Commission on August 16, 2010

Registration No. 333-166998

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 3

TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

BUMBLE BEE CAPITAL CORP.	BUMBLE BEE FOODS, LLC	CONNORS BROS. CLOVER LEAF SEAFOODS COMPANY
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its organizational document)	(Exact name of registrant as specified in its organizational document)
DELAWARE	DELAWARE	NOVA SCOTIA, CANADA
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)
2000	2000	2000
(Primary Standard Industrial Classification Code Number)	(Primary Standard Industrial Classification Code Number)	(Primary Standard Industrial Classification Code Number)
01-0937816	45-0510146	Not applicable
(IRS Employer Identification No.) 9655 Granite Ridge Drive, Suite 100 San Diego, CA 92123 (858) 715-4000	(IRS Employer Identification No.) 9655 Granite Ridge Drive, Suite 100 San Diego, CA 92123 (858) 715-4000	(IRS Employer Identification No.) 80 Tiverton Court Suite 600 Markham , ON L3R 0G4 (905) 474-0608

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)	(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)	(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Jill Irvin, Esq.

9655 Granite Ridge Drive, Suite 100

San Diego, CA 92123

(858) 715-4000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Mark E. Thierfelder, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036-6797

(212) 698-3500

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this registration statement becomes effective.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer	☐
Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant Guarantor as Specified in its Organizational Document	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	IRS Employer Identification No.	Address, including Zip Code, and Telephone Number, including Area Code, of Registrant Guarantor’s Principal Executive Offices
6162410 Canada Limited	Canada	2000	N/A	669 Main Street, Blacks Harbour, NB E5H 1K1

BB Acquisition (PR), L.P.	Delaware	2000	83-0359228	3075 Carr 64, 00682-6031, Mayaguez, Puerto Rico

Bumble Bee Holdings, Inc.	Georgia	2000	58-1931051	9655 Granite Ridge Drive, Suite 100, San Diego, CA 92123

Bumble Bee International (PR), Inc.	Cayman Islands	2000	N/A	Post Office Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman Island

Clover Leaf Dutch Holdings, LLC	Delaware	2000	74-3219267	c/o Centre Partners Management LLC, 30 Rockefeller Plaza, 50th Floor, New York, NY 10020

Clover Leaf Holdings Company	Nova Scotia, Canada	2000	N/A	80 Tiverton Court Suite 600 Markham, ON L3R 0G4

Clover Leaf Seafood 2 B.V.	The Netherlands	2000	N/A	Strawinskylaan 3105 Atrium, 1077 ZX Amsterdam, the Netherlands

Clover Leaf Seafood B.V.	The Netherlands	2000	N/A	Strawinskylaan 3105 Atrium, 1077 ZX Amsterdam, the Netherlands

Clover Leaf Seafood Coöperatief U.A.	The Netherlands	2000	N/A	Strawinskylaan 3105 Atrium, 1077 ZX Amsterdam, the Netherlands

Connors Bros. Holdings, L.P.	Delaware	2000	N/A	c/o Centre Partners Management, LLC, 30 Rockefeller Plaza, 50th Floor, New York, NY 10020

K.C.R. Fisheries Ltd.	New Brunswick, Canada	2000	N/A	669 Main Street, Blacks Harbour, NB E5H 1K1

Stinson Seafood (2001), Inc.	Delaware	2000	04-3625659	200 Main Street, P.O. Box 69, Prospect Harbor, ME 04669

EXPLANATORY NOTE

This Amendment is being filed solely for the purpose of filing Exhibits 5.2 and 5.4. No change is made to the prospectus constituting Part I of the Registration Statement or Items 20 and 22 of Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

Exhibit Number	Description

1.1*	Purchase Agreement, dated as of December 17, 2009, by and among Bumble Bee Foods, LLC, Connors Bros. Clover Leaf Seafoods Company, Bumble Bee Capital Corp, the guarantors named therein and the initial purchasers named therein.

2.1*	Business Acquisition Agreement, dated September 25, 2008, as amended on October 15, 2008, by and among Connors Bros. Income Fund, Connors Commercial Trust, Connors Bros., Limited, Clover Leaf Seafoods, L.P., Connors CL GP Limited, CL GP Bumble Bee Inc., Connors Bros., L.P. (f/k/a BBCL Holdings, L.P.) and Connors Bros. Clover Leaf Seafoods Company (f/k/a 3231021 Nova Scotia Company).

3.1*	Certificate of Formation of Bumble Bee Foods, LLC, dated April 17, 2003.

3.2*	Certificate of Amendment to Certificate of Formation of Bumble Bee Foods, LLC, dated June 1, 2005.

3.3*	Certificate of Amendment to Certificate of Formation of Bumble Bee Foods, LLC, dated January 24, 2007.

3.4*	Fourth Amended and Restated Limited Liability Company Operating Agreement of Bumble Bee Foods, LLC, dated November 18, 2008.

3.5*	Memorandum of Association of Connors Bros. Clover Leaf Seafoods Company, dated November 18, 2008.

3.6*	Articles of Association of Connors Bros. Clover Leaf Seafoods Company, dated November 18, 2008.

3.7*	Certificate of Incorporation of Bumble Bee Capital Corp., dated November 30, 2009.

3.8*	Bylaws of Bumble Bee Capital Corp.

3.9*	Certificate of Incorporation of 6162410 Canada Limited, dated November 20, 2003.

3.10*	Certificate of Amendment to the Certificate of Incorporation of 6162410 Canada Limited, dated March 17, 2004.

3.11*	By-Law No. 1 of 6162410 Canada Limited, dated November 20, 2003.

3.12*	Certificate of Limited Partnership of BB Acquisition (PR), L.P., dated May 12, 2003.

3.13*	Certificate of Amendment to the Certificate of Limited Partnership of BB Acquisition (PR), L.P., dated January 8, 2007.

3.14*	Agreement of Limited Partnership of BB Acquisition (PR), L.P., dated May 12, 2003, by and between Bumble Bee International (PR), Inc. as general partner and Bumble Bee Foods, LLC (f/k/a Bumble Bee Seafoods, LLC) as limited partner.

3.15*	First Amendment to the Agreement of Limited Partnership of BB Acquisition (PR), L.P., dated May 5, 2006.

3.16*	Certificate of Incorporation of Bumble Bee Holdings, Inc. (f/k/a RPK Acquisition Company, Inc.), dated March 1, 1991.

Exhibit Number	Description

3.17*	Articles of Amendment of the Articles of Incorporation of Bumble Bee Holdings, Inc., dated October 14, 2008.

3.18*	By-Laws of Bumble Bee Holdings, Inc. (f/k/a RPK Acquisition Company, Inc.).

3.19*	Certificate of Incorporation of Bumble Bee International (PR), Inc., dated May 8, 2003.

3.20*	Amended and Restated Memorandum and Articles of Association of Bumble Bee International (PR), Inc., dated May 5, 2006.

3.21*	Certificate of Formation of Clover Leaf Dutch Holdings, LLC, dated October 9, 2008.

3.22*	Limited Liability Company Agreement of Clover Leaf Dutch Holdings, LLC, dated November 1, 2008.

3.23*	Amendment Number 1 to the Limited Liability Company Agreement of Clover Leaf Dutch Holdings, LLC, dated December 17, 2009.

3.24*	Certificate of Registration of Clover Leaf Holdings Company, dated November 13, 2008.

3.25*	Certificate of Incorporation of Clover Leaf Holdings Company, dated November 14, 2008.

3.26*	Memorandum and Articles of Association of Clover Leaf Holdings Company, dated November 13, 2008.

3.27*	Incorporation of BV and Articles of Association of Clover Leaf Seafood 2 B.V., dated November 12, 2008.

3.28*	Incorporation of BV and Articles of Association of Clover Leaf Seafood B.V., dated November 12, 2008.

3.29*	Incorporation of Cooperative and Articles of Association of Clover Leaf Seafood Coöperatief U.A., dated October 31, 2008.

3.30*	Certificate of Limited Partnership of Connors Bros. Holdings, L.P., dated November 30, 2009.

3.31*	Limited Partnership Agreement of Connors Bros. Holdings, L.P., dated November 30, 2009, by and between CB Holdings GP, LLC as the sole general partner and Connors Bros., L.P. as the limited partner.

3.32*	Restated Certificate and Articles of Incorporation of K.C.R. Fisheries Ltd. (f/k/a 034051 N.B. Ltd.), dated July 25, 1984.

3.33*	Certificate and Articles of Amendment of the Restated Certificate and Articles of Incorporation of K.C.R. Fisheries Ltd. (f/k/a 034051 N.B. Ltd.), dated July 25, 1984.

3.34*	Certificate and Articles of Amendment of the Restated Certificate and Articles of Incorporation of K.C.R. Fisheries Ltd. (f/k/a 034051 N.B. Ltd.), dated June 19, 1985.

3.35*	Certificate and Articles of Amendment of the Restated Certificate and Articles of Incorporation of K.C.R. Fisheries Ltd. (f/k/a 034051 N.B. Ltd.), dated April 24, 2006.

3.36*	By-Law Number 1 of K.C.R. Fisheries Ltd. (f/k/a 034051 N.B. Ltd.), dated July 12, 1984.

3.37*	Certificate of Incorporation of Stinson Seafood (2001), Inc. (f/k/a Connors Bros., Inc.), dated October 19, 2001.

3.38*	Certificate of Amendment of Certificate of Incorporation of Stinson Seafood (2001), Inc., dated April 30, 2004.

3.39*	By-Laws of Stinson Seafood (2001), Inc. (f/k/a Connors Bros., Inc.).

Exhibit Number	Description

4.1*	Indenture governing the 7.75% Senior Secured Notes due 2015, dated as of December 17, 2009, by and among Bumble Bee Foods, LLC, Connors Bros. Clover Leaf Seafoods Company, Bumble Bee Capital Corp., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee and collateral agent.

4.2*	Form of Exchange Note (included as Exhibit A of Exhibit 4.1 of this Registration Statement).

4.3*	Registration Rights Agreement, dated December 17, 2009, by and among Bumble Bee Foods, LLC, Connors Bros. Clover Leaf Seafoods Company, Bumble Bee Capital Corp., the guarantors named therein, and Wells Fargo Securities, LLC, Jefferies & Company, Inc. and Barclays Capital Inc., as the initial purchasers.

4.4*	Security Agreement, dated December 17, 2009, by and among Bumble Bee Foods, LLC, Connors Bros. Clover Leaf Seafoods Company, Bumble Bee Capital Corp., the guarantors named therein and Deutsche Bank Trust Company Americas, as collateral agent.

4.5*	Trademark Security Agreement, dated December 17, 2009, by and among Bumble Bee Foods, LLC, Connors Bros. Clover Leaf Seafoods Company, Bumble Bee Capital Corp., the guarantors named therein and Deutsche Bank Trust Company Americas, as collateral agent.

4.6*	Copyright Security Agreement, dated December 17, 2009, by and among Bumble Bee Foods, LLC, Connors Bros. Clover Leaf Seafoods Company, Bumble Bee Capital Corp., the guarantors named therein and Deutsche Bank Trust Company Americas, as collateral agent.

4.7*	Patent Security Agreement, dated December 17, 2009, by and among Bumble Bee Foods, LLC, Connors Bros. Clover Leaf Seafoods Company, Bumble Bee Capital Corp., the guarantors named therein and Deutsche Bank Trust Company Americas, as collateral agent.

4.8*	Intercreditor Agreement, dated December 17, 2009, by and between Wells Fargo Foothill, LLC, as Senior ABL Agent, Wells Fargo Foothill, LLC, as Senior Term Loan Agent and Deutsche Bank Trust Company Americas, as Junior Agent.

5.1*	Opinion of Dechert as to validity of the exchange notes.

5.2†	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC

5.3*	Opinion of Cox & Palmer

5.4†	Opinion of Loyens & Loeff

5.5*	Opinion of Maples and Calder

10.1*	Limited Partnership Agreement of Connors Bros., L.P., dated November 18, 2008, by and among CP V CB GP, LLC as sole general partner and each of the limited partners named therein.

10.2*	Limited Partnership Agreement of BB Management Invest L.P., dated November 18, 2008, by and among CP V CB GP, LLC as sole general partner and each of the limited partners named therein.

10.3*	Limited Partnership Agreement of BB Employee Invest, L.P., dated November 18, 2008, by and among CP V CB GP, LLC as sole general partner and each of the limited partners named therein.

10.4*	Limited Partnership Agreement of BB Co-Invest L.P., dated November 18, 2008, by and among CP V CB GP, LLC as sole general partner and each of the limited partners named therein.

10.5*	Asset Purchase Agreement, dated December 17, 2009, by and between Bumble Bee Foods, LLC and Connors Bros., L.P.

10.6*	Offer of Employment Letter Agreement, dated December 28, 2005, by and between Jill Irvin and Bumble Bee Foods, LLC, as supplemented by the letter dated September 24, 2008.

Exhibit Number	Description

10.7*	Indemnification Agreement, dated June 20, 2007, by and between Bumble Bee Foods, LLC and Christopher Lischewski, as amended by the First Amendment to the Indemnification Agreement, dated September 29, 2008.

10.8*	Indemnification Agreement, dated June 20, 2007, by and between Bumble Bee Foods, LLC and J. Douglas Hines, as amended by the First Amendment to the Indemnification Agreement, dated September 29, 2008.

10.9*	Indemnification Agreement, dated June 20, 2007, by and between Bumble Bee Foods, LLC and Kent McNeil, as amended by the First Amendment to the Indemnification Agreement, dated September 29, 2008.

10.10*	Indemnification Agreement, dated June 20, 2007, by and between Bumble Bee Foods, LLC and Ron Schindler, as amended by the First Amendment to the Indemnification Agreement, dated September 29, 2008.

10.11*	Indemnification Agreement, dated June 20, 2007, by and between Bumble Bee Foods, LLC and Jill Irvin, as amended by the First Amendment to the Indemnification Agreement, dated September 29, 2008.

10.12*	Management Agreement, dated November 18, 2008, by and among Centre Partners Management LLC and the other parties thereto.

10.13*	Joinder Agreement, dated December 17, 2009, by and among Centre Partners Management LLC, Connors Bros. Holdings, L.P. and Bumble Bee Capital Corp.

10.14*	Employment Agreement, dated November 18, 2008, by and between Bumble Bee Foods, LLC and Christopher Lischewski.

10.15*	Employment Agreement, dated November 18, 2008, by and between Bumble Bee Foods, LLC and J. Douglas Hines.

10.16*	Employment Agreement, dated November 18, 2008, by and between Bumble Bee Foods, LLC and Kent McNeil.

10.17*	Connors Bros., L.P. Amended and Restated Unit Option Plan, dated July 2009.

10.18*	Form of Grant of Restricted Class B Units of Connors Bros., L.P.

10.19*	2009 Form of Series A Option to Purchase Class A Common Units of Connors Bros., L.P.

10.20*	2010 Form of Series A Option to Purchase Class A Common Units of Connors Bros., L.P.

10.21*	2009 Form of Series B Option to Purchase Class A Common Units of Connors Bros., L.P.

10.22*	2010 Form of Series B Option to Purchase Class A Common Units of Connors Bros., L.P.

10.23*	2009 Form of Series C Option to Purchase Class A Common Units of Connors Bros., L.P.

10.24*	2010 Form of Series C Option to Purchase Class A Common Units of Connors Bros., L.P.

10.25*	2009 Form of Series D Option to Purchase Class A Common Units of Connors Bros., L.P.

10.26*	2010 Form of Series D Option to Purchase Class A Common Units of Connors Bros., L.P.

10.27*	2009 Canadian Form of Series A Option to Purchase Class A Common Units of Connors Bros., L.P.

10.28*	2010 Canadian Form of Series A Option to Purchase Class A Common Units of Connors Bros., L.P.

10.29*	2009 Canadian Form of Series B Option to Purchase Class A Common Units of Connors Bros., L.P.

Exhibit Number	Description

10.30*	2010 Canadian Form of Series B Option to Purchase Class A Common Units of Connors Bros., L.P.

10.31*	2009 Canadian Form of Series C Option to Purchase Class A Common Units of Connors Bros., L.P.

10.32*	2010 Canadian Form of Series C Option to Purchase Class A Common Units of Connors Bros., L.P.

10.33*	2009 Canadian Form of Series D Option to Purchase Class A Common Units of Connors Bros., L.P.

10.34*	2010 Canadian Form of Series D Option to Purchase Class A Common Units of Connors Bros., L.P.

10.35*	Senior Revolving Credit Agreement, dated November 18, 2008, by and among Bumble Bee Foods, LLC and Connors Bros. Clover Leaf Seafoods Company as borrowers, the lenders party thereto, Wells Fargo Foothill, LLC as the arranger and United States administrative agent for the lenders and Wells Fargo Foothill Canada ULC, as arranger and Canadian administrative agent for the lenders.

10.36*	Amendment Number One to Senior Revolving Credit Agreement, by and among Bumble Bee Foods, LLC and Connors Bros. Clover Leaf Seafoods Company as borrowers, the lenders party thereto, Wells Fargo Foothill, LLC as the arranger and United States administrative agent for the lenders and Wells Fargo Foothill Canada ULC, as arranger and Canadian administrative agent for the lenders.

10.37*	Reaffirmation and Consent to the Amendment Number One to Senior Revolving Credit Agreement, by and among Stinson Seafood (2001), Inc., Bumble Bee Holdings, Inc., BB Acquisition (PR),
BPM Services, S.A. DE C.V., Brunswick Pescados & Mariscos, S.A. DE C.V., Clover Leaf Holdings Company, 6162410 Canada Limited and K.C.R. Fisheries LTD.

10.38*	Amendment Number Two to Senior Revolving Credit Agreement, by and among Bumble Bee Foods, LLC and Connors Bros. Clover Leaf Seafoods Company as borrowers, the lenders party thereto, Wells Fargo Foothill, LLC as the arranger and United States administrative agent for the lenders and Wells Fargo Foothill Canada ULC, as arranger and Canadian administrative agent for the lenders.

10.39*	Reaffirmation and Consent to the Amendment Number Two to Senior Revolving Credit Agreement, by and among Stinson Seafood (2001), Inc., Bumble Bee Holdings, Inc., BB Acquisition (PR),
BPM Services, S.A. DE C.V., Brunswick Pescados & Mariscos, S.A. DE C.V., Clover Leaf Holdings Company, 6162410 Canada Limited and K.C.R. Fisheries LTD.

10.40*	Consent and Amendment Number Three to Senior Revolving Credit Agreement, by and among Bumble Bee Foods, LLC and Connors Bros. Clover Leaf Seafoods Company as borrowers, the lenders party thereto, Wells Fargo Foothill, LLC as the arranger and United States administrative agent for the lenders and Wells Fargo Foothill Canada ULC, as arranger and Canadian administrative agent for the lenders.

10.41*	Reaffirmation and Consent to the Consent and Amendment Number Three to Senior Revolving Credit Agreement, by and among Bumble Bee Foods, LLC and Connors Bros. Clover Leaf Seafoods Company as borrowers, the lenders party thereto, Wells Fargo Foothill, LLC as the arranger and United States administrative agent for the lenders and Wells Fargo Foothill Canada ULC, as arranger and Canadian administrative agent for the lenders.

10.42*	Senior Term Loan Credit Agreement, dated November 18, 2008, by and among Bumble Bee Foods, LLC and Connors Bros. Clover Leaf Seafoods Company as borrowers, the lenders party thereto and Wells Fargo Foothill, LLC as the arranger and administrative agent for the lenders.

10.43*	Consent and Amendment Number One to Senior Term Loan Credit Agreement, dated November 18, 2008, by and among Bumble Bee Foods, LLC and Connors Bros. Clover Leaf Seafoods Company as borrowers, the lenders party thereto and Wells Fargo Foothill, LLC as the arranger and administrative agent for the lenders.

Exhibit Number	Description

10.44*	Reaffirmation and Consent to the Consent and Amendment Number One to Senior Term Loan Credit Agreement, dated November 18, 2008, by and among Bumble Bee Foods, LLC and Connors Bros. Clover Leaf Seafoods Company as borrowers, the lenders party thereto and Wells Fargo Foothill, LLC as the arranger and administrative agent for the lenders.

10.45**	Tuna Loin Processing Agreement, dated as of June 29, 2001, by and among Barana Seafood Processors Ltd., Mr. I-Cheng Huang, F.C.F. Fishery Co. Ltd. and Bumble Bee Foods, LLC, as successor in interest to Bumble Bee Seafoods, Inc.

10.46**	Supply Agreement, dated May 8, 2006, by and between Thon Des Mascareignes Ltee and Bumble Bee Foods, LLC.

10.47**	First Amendment to Supply Agreement, dated November, 2009, by and between Thon Des Mascareignes Ltee and Bumble Bee Foods, LLC.

10.48**	Amended and Restated Supply Agreement, dated January 1, 2009, by and between Pacific Fishing Company Limited and Bumble Bee Foods, LLC.

10.49**	Amendment to Amended and Restated Supply Agreement, dated as of May 12, 2010, by and between Pacific Fishing Company Limited and Bumble Bee Foods, LLC.

10.50*	Modified Gross Office Lease, dated December 20, 2001, by and between Pacific Oceanside Holdings, L.P. and Conagra Foods, Inc.

10.51*	First Amendment to Lease, dated February 21, 2003, by and between Pacific Oceanside Holdings, L.P. and Conagra Foods, Inc.

10.52*	Second Amendment to Lease, dated April 24, 2003, by and between Pacific Oceanside Holdings, L.P. and Conagra Foods, Inc.

10.53*	Assignment and Assumption Agreement, dated May 19, 2003, by and between Bumble Bee Foods, LLC (f/k/a Bumble Bee Seafoods, LLC) and ConAgra Foods, Inc.

10.54*	Third Amendment to Conagra Lease / Fifth Amendment to Bank of California Lease, dated September 27, 2006, by and between TCAM Core Property Fund Operating LP and Bumble Bee Foods, LLC.

10.55*	Fourth Amendment to Conagra Lease, dated October 2007, by and between TCAM Core Property Fund Operating LP and Bumble Bee Foods, LLC.

10.56*	Fifth Amendment to Lease, dated March 1, 2010, by and between T-C Stonecrest LLC and Bumble Bee Foods, LLC.

10.57*	Lease Agreement, dated February 26, 2004, by and between Harbor 91 Limited Partnership, Donna M. Snider, Debbie A. Marheine, Joseph G. Brown, Leona R. Horowitz, and Bumble Bee Foods, LLC (f/k/a Bumble Bee Seafoods, LLC).

12.1*	Statement of Computation of Ratio of Earnings to Fixed Charges.

21.1*	Subsidiaries of Connors Bros. Holdings, L.P.

23.1*	Consent of Independent Registered Public Accounting Firm.

24.1*	Powers of Attorney (included on signature pages of this Part II).

24.2*	Power of Attorney with respect to Clover Leaf Seafood B.V.

24.3*	Power of Attorney with respect to Clover Leaf Seafood 2 B.V.

Exhibit Number	Description

24.4*	Power of Attorney with respect to Clover Leaf Seafood Cooperatief U.A.

25.1*	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas to act as trustee under the Indenture.

99.1*	Form of Letter of Transmittal.

99.2*	Form of Notice of Guaranteed Delivery.

*	Previously filed.
**	Certain information in this exhibit has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.
†	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on August 16, 2010.

BUMBLE BEE FOODS, LLC

By:	/s/ CHRISTOPHER LISCHEWSKI
Name:	Christopher Lischewski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the following capacities and on this 16th day of August, 2010.

Signature	Title

/s/ CHRISTOPHER LISCHEWSKI Christopher Lischewski	President, Chief Executive Officer (Principal Executive Officer) and Director

/s/ KENT MCNEIL Kent McNeil	Executive Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)

* Scott Perekslis	Director

* Bruce Pollack	Director

*By:	/S/ CHRISTOPHER LISCHEWSKI
Name:	Christopher Lischewski
As attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on August 16, 2010.

BUMBLE BEE CAPITAL CORP.

By:	/s/ CHRISTOPHER LISCHEWSKI
Name:	Christopher Lischewski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the following capacities and on this 16th day of August, 2010.

Signature	Title

/s/ CHRISTOPHER LISCHEWSKI Christopher Lischewski	President, Chief Executive Officer (Principal Executive Officer) and Director

/s/ KENT MCNEIL Kent McNeil	Executive Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)

* Scott Perekslis	Director

* Bruce Pollack	Director

*By:	/s/ CHRISTOPHER LISCHEWSKI
Name:	Christopher Lischewski
As attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on August 16, 2010.

CONNORS BROS. CLOVER LEAF SEAFOODS COMPANY

By:	/s/ CHRISTOPHER LISCHEWSKI
Name:	Christopher Lischewski
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the following capacities and on this 16th day of August, 2010.

Signature	Title

/s/ CHRISTOPHER LISCHEWSKI	President (Principal Executive Officer)
Christopher Lischewski

/s/ KENT MCNEIL	Treasurer (Principal Accounting and Financial Officer)
Kent McNeil

*	Director
Scott Perekslis

*	Director
John Stiker

*	Director
Bruce Pollack

*	Director
Howard Brodie

*By:	/s/ CHRISTOPHER LISCHEWSKI
Name:	Christopher Lischewski
As attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on August 16, 2010.

6162410 CANADA LIMITED

By:	/s/ CHRISTOPHER LISCHEWSKI
Name:	Christopher Lischewski
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the following capacities and on this 16th day of August, 2010.

Signature	Title

/s/ CHRISTOPHER LISCHEWSKI	President (Principal Executive Officer) and Director
Christopher Lischewski

/S/ GARY WARE	Treasurer (Principal Accounting and Financial Officer) and Director
Gary Ware

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on August 16, 2010.

BB ACQUISITION (PR), L.P.

By:	BUMBLE BEE INTERNATIONAL (PR), INC., its general partner

By:	/s/ CHRISTOPHER LISCHEWSKI
Name:	Christopher Lischewski
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the following capacities and on this 16th day of August, 2010.

Signature	Title

/s/ CHRISTOPHER LISCHEWSKI	President (Principal Executive Officer) and Director
Christopher Lischewski

/s/ KENT MCNEIL	Executive Vice President, Chief Financial Officer (Principal Accounting and Financial Officer) and Director
Kent McNeil

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on August 16, 2010.

BUMBLE BEE HOLDINGS, INC.

By:	/s/ CHRISTOPHER LISCHEWSKI
Name:	Christopher Lischewski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the following capacities and on this 16th day of August, 2010.

Signature	Title

/s/ CHRISTOPHER LISCHEWSKI	President, Chief Executive Officer (Principal Executive Officer) and Director
Christopher Lischewski

/s/ KENT MCNEIL	Executive Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)
Kent McNeil

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on August 16, 2010.

BUMBLE BEE INTERNATIONAL (PR), INC.

By:	/s/ CHRISTOPHER LISCHEWSKI
Name:	Christopher Lischewski
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the following capacities and on this 16th day of August, 2010.

Signature	Title

/s/ CHRISTOPHER LISCHEWSKI	President (Principal Executive Officer) and Director
Christopher Lischewski

/s/ KENT MCNEIL	Executive Vice President, Chief Financial Officer (Principal Accounting and Financial Officer) and Director
Kent McNeil

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on August 16, 2010.

CLOVER LEAF DUTCH HOLDINGS, LLC

By:	CONNORS BROS. HOLDINGS, L.P., its manager

By:	CB HOLDINGS GP, LLC, its general partner

By:	/s/ SCOTT PEREKSLIS
Name:	Scott Perekslis
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the following capacities and on this 16th day of August, 2010.

Signature	Title

/s/ SCOTT PEREKSLIS	President (Principal Executive Officer) and Director
Scott Perekslis

*	Vice President and Treasurer (Principal Financial Officer) and Director
Bruce Pollack

*	Vice President, Secretary and Director
John Stiker

/s/ CHRISTOPHER LISCHEWSKI	Director
Christopher Lischewski

*	Director
Bernt Bodal

*	Director
Jeffrey Davis

*	Director
John Schnabel

*	Director
Howard Brodie

*By:	/S/ CHRISTOPHER LISCHEWSKI
Name:	Christopher Lischewski
As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on August 16, 2010.

CLOVER LEAF HOLDINGS COMPANY

By:	/s/ CHRISTOPHER LISCHEWSKI
Name:	Christopher Lischewski
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the following capacities and on this 16th day of August, 2010.

Signature	Title

/s/ CHRISTOPHER LISCHEWSKI	President (Principal Executive Officer)
Christopher Lischewski

/s/ KENT MCNEIL	Treasurer (Principal Accounting and Financial Officer)
Kent McNeil

*	Director
Scott Perekslis

*	Director
John Stiker

*	Director
Bruce Pollack

*By:	/S/ CHRISTOPHER LISCHEWSKI
Name:	Christopher Lischewski
As attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on August 16, 2010.

CLOVER LEAF SEAFOOD 2 B.V.

By:	/s/ JOHN STIKER
Name:	John Stiker
Title:	Authorized Person

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in City of Los Angeles, State of California, on August 16, 2010.

CLOVER LEAF SEAFOOD B.V.

By:	/s/ JOHN STIKER
Name:	John Stiker
Title:	Authorized Person

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on August 16, 2010.

CLOVER LEAF SEAFOOD COÖPERATIEF U.A.

By:	/s/ JOHN STIKER
Name:	John Stiker
Title:	Authorized Person

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on August 16, 2010.

CONNORS BROS. HOLDINGS, L.P.

By:	CB HOLDINGS GP, LLC, its general partner

By:	/S/ SCOTT PEREKSLIS
Name:	Scott Perekslis
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the following capacities and on this 16th day of August, 2010.

Signature	Title

/s/ SCOTT PEREKSLIS	President (Principal Executive Officer) and Director
Scott Perekslis

*	Vice President and Treasurer (Principal Financial Officer) and Director
Bruce Pollack

*	Vice President, Secretary and Director
John Stiker

/s/ CHRISTOPHER LISCHEWSKI	Director
Christopher Lischewski

*	Director
Bernt Bodal

*	Director
Jeffrey Davis

*	Director
John Schnabel

*	Director
Howard Brodie

*By:	/S/ CHRISTOPHER LISCHEWSKI
Name:	Christopher Lischewski
As attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Blacks Harbour, Province of New Brunswick, Country of Canada, on August 16, 2010.

K.C.R. FISHERIES LTD.

By:	/s/ TONY HOOPER
Name:	Tony Hooper
Title:	President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the following capacities and on this 16th day of August, 2010.

Signature	Title

/s/ TONY HOOPER	President, Secretary and Director (Principal Executive Officer)
Tony Hooper

/s/ GARY WARE	Treasurer (Principal Accounting and Financial Officer)
Gary Ware

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on August 16, 2010.

STINSON SEAFOOD (2001), INC.

By:	/s/ CHRISTOPHER LISCHEWSKI
Name:	Christopher Lischewski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the following capacities and on this 16th day of August, 2010.

Signature	Title

/s/ CHRISTOPHER LISCHEWSKI	President, Chief Executive Officer and Director (Principal Executive Officer)
Christopher Lischewski

/s/ KENT MCNEIL	Executive Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)
Kent McNeil

EXHIBIT INDEX

Exhibit Number	Description

1.1*	Purchase Agreement, dated as of December 17, 2009, by and among Bumble Bee Foods, LLC, Connors Bros. Clover Leaf Seafoods Company, Bumble Bee Capital Corp, the guarantors named therein and the initial purchasers named therein.

2.1*	Business Acquisition Agreement, dated September 25, 2008, as amended on October 15, 2008, by and among Connors Bros. Income Fund, Connors Commercial Trust, Connors Bros., Limited, Clover Leaf Seafoods, L.P., Connors CL GP Limited, CL GP Bumble Bee Inc., Connors Bros., L.P. (f/k/a BBCL Holdings, L.P.) and Connors Bros. Clover Leaf Seafoods Company (f/k/a 3231021 Nova Scotia Company).

3.1*	Certificate of Formation of Bumble Bee Foods, LLC (f/k/a Bumble Bee Seafoods, LLC), dated April 17, 2003.

3.2*	Certificate of Amendment to Certificate of Formation of Bumble Bee Foods, LLC (f/k/a Bumble Bee Seafoods, LLC), dated June 1, 2005.

3.3*	Certificate of Amendment of Bumble Bee Foods, LLC, dated January 24, 2007.

3.4*	Fourth Amended and Restated Limited Liability Company Operating Agreement of Bumble Bee Foods, LLC, dated November 18, 2008.

3.5*	Memorandum of Association of Connors Bros. Clover Leaf Seafoods Company, dated November 18, 2008.

3.6*	Articles of Association of Connors Bros. Clover Leaf Seafoods Company, dated November 18, 2008.

3.7*	Certificate of Incorporation of Bumble Bee Capital Corp., dated November 30, 2009.

3.8*	Bylaws of Bumble Bee Capital Corp.

3.9*	Certificate of Incorporation of 6162410 Canada Limited, dated November 20, 2003.

3.10*	Certificate of Amendment to the Certificate of Incorporation of 6162410 Canada Limited, dated March 17, 2004.

3.11*	By-Law No. 1 of 6162410 Canada Limited, dated November 20, 2003.

3.12*	Certificate of Limited Partnership of BB Acquisition (PR), L.P., dated May 12, 2003.

3.13*	Certificate of Amendment to the Certificate of Limited Partnership of BB Acquisition (PR), L.P., dated January 8, 2007.

3.14*	Agreement of Limited Partnership of BB Acquisition (PR), L.P., dated May 12, 2003, by and between Bumble Bee International (PR), Inc. as general partner and Bumble Bee Foods, LLC (f/k/a Bumble Bee Seafoods, LLC) as limited partner.

3.15*	First Amendment to the Agreement of Limited Partnership of BB Acquisition (PR), L.P., dated May 5, 2006.

3.16*	Articles of Incorporation of Bumble Bee Holdings, Inc. (f/k/a RPK Acquisition Company, Inc.), dated March 1, 1991.

3.17*	Articles of Amendment of the Articles of Incorporation of Bumble Bee Holdings, Inc., dated October 14, 2008.

3.18*	By-Laws of Bumble Bee Holdings, Inc. (f/k/a RPK Acquisition Company, Inc.).

3.19*	Certificate of Incorporation of Bumble Bee International (PR), Inc., dated May 8, 2003.

Exhibit Number	Description

3.20*	Amended and Restated Memorandum and Articles of Association of Bumble Bee International (PR), Inc., dated May 5, 2006.

3.21*	Certificate of Formation of Clover Leaf Dutch Holdings, LLC, dated October 9, 2008.

3.22*	Limited Liability Company Agreement of Clover Leaf Dutch Holdings, LLC, dated November 1, 2008.

3.23*	Amendment Number 1 to the Limited Liability Company Agreement of Clover Leaf Dutch Holdings, LLC, dated December 17, 2009.

3.24*	Certificate of Registration of Clover Leaf Holdings Company, dated November 13, 2008.

3.25*	Certificate of Incorporation of Clover Leaf Holdings Company, dated November 14, 2008.

3.26*	Memorandum and Articles of Association of Clover Leaf Holdings Company, dated November 13, 2008.

3.27*	Incorporation of BV and Articles of Association of Clover Leaf Seafood 2 B.V., dated November 12, 2008.

3.28*	Incorporation of BV and Articles of Association of Clover Leaf Seafood B.V., dated November 12, 2008.

3.29*	Incorporation of Cooperative and Articles of Association of Clover Leaf Seafood Coöperatief U.A., dated October 31, 2008.

3.30*	Certificate of Limited Partnership of Connors Bros. Holdings, L.P., dated November 30, 2009.

3.31*	Limited Partnership Agreement of Connors Bros. Holdings, L.P., dated November 30, 2009, by and between CB Holdings GP, LLC as the sole general partner and Connors Bros., L.P. as the limited partner.

3.32*	Restated Certificate and Articles of Incorporation of K.C.R. Fisheries Ltd. (f/k/a 034051 N.B. Ltd.), dated July 25, 1984.

3.33*	Certificate and Articles of Amendment of the Restated Certificate and Articles of Incorporation of K.C.R. Fisheries Ltd. (f/k/a 034051 N.B. Ltd.), dated July 25, 1984.

3.34*	Certificate and Articles of Amendment of the Restated Certificate and Articles of Incorporation of K.C.R. Fisheries Ltd. (f/k/a 034051 N.B. Ltd.), dated June 19, 1985.

3.35*	Certificate and Articles of Amendment of the Restated Certificate and Articles of Incorporation of K.C.R. Fisheries Ltd. (f/k/a 034051 N.B. Ltd.), dated April 24, 2006.

3.36*	By-Law Number 1 of K.C.R. Fisheries Ltd. (f/k/a 034051 N.B. Ltd.), dated July 12, 1984.

3.37*	Certificate of Incorporation of Stinson Seafood (2001), Inc. (f/k/a Connors Bros., Inc.), dated October 19, 2001.

3.38*	Certificate of Amendment of Certificate of Incorporation of Stinson Seafood (2001), Inc., dated April 30, 2004.

3.39*	By-Laws of Stinson Seafood (2001), Inc. (f/k/a Connors Bros., Inc.).

4.1*	Indenture governing the 7.75% Senior Secured Notes due 2015, dated as of December 17, 2009, by and among Bumble Bee Foods, LLC, Connors Bros. Clover Leaf Seafoods Company, Bumble Bee Capital Corp., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee and collateral agent.

4.2*	Form of Exchange Note (included as Exhibit A of Exhibit 4.1 of this Registration Statement).

Exhibit Number	Description

4.3*	Registration Rights Agreement, dated December 17, 2009, by and among Bumble Bee Foods, LLC, Connors Bros. Clover Leaf Seafoods Company, Bumble Bee Capital Corp., the guarantors named therein, and Wells Fargo Securities, LLC, Jefferies & Company, Inc. and Barclays Capital Inc., as the initial purchasers.

4.4*	Security Agreement, dated December 17, 2009, by and among Bumble Bee Foods, LLC, Connors Bros. Clover Leaf Seafoods Company, Bumble Bee Capital Corp., the guarantors named therein and Deutsche Bank Trust Company Americas, as collateral agent.

4.5*	Trademark Security Agreement, dated December 17, 2009, by and among Bumble Bee Foods, LLC, Connors Bros. Clover Leaf Seafoods Company, Bumble Bee Capital Corp., the guarantors named therein and Deutsche Bank Trust Company Americas, as collateral agent.

4.6*	Copyright Security Agreement, dated December 17, 2009, by and among Bumble Bee Foods, LLC, Connors Bros. Clover Leaf Seafoods Company, Bumble Bee Capital Corp., the guarantors named therein and Deutsche Bank Trust Company Americas, as collateral agent.

4.7*	Patent Security Agreement, dated December 17, 2009, by and among Bumble Bee Foods, LLC, Connors Bros. Clover Leaf Seafoods Company, Bumble Bee Capital Corp., the guarantors named therein and Deutsche Bank Trust Company Americas, as collateral agent.

4.8*	Intercreditor Agreement, dated December 17, 2009, by and between Wells Fargo Foothill, LLC, as Senior ABL Agent, Wells Fargo Foothill, LLC, as Senior Term Loan Agent and Deutsche Bank Trust Company Americas, as Junior Agent.

5.1*	Opinion of Dechert as to validity of the exchange notes.

5.2†	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC

5.3*	Opinion of Cox & Palmer

5.4†	Opinion of Loyens & Loeff

5.5*	Opinion of Maples and Calder

10.1*	Limited Partnership Agreement of Connors Bros., L.P., dated November 18, 2008, by and among CP V CB GP, LLC as sole general partner and each of the limited partners named therein.

10.2*	Limited Partnership Agreement of BB Management Invest L.P., dated November 18, 2008, by and among CP V CB GP, LLC as sole general partner and each of the limited partners named therein.

10.3*	Limited Partnership Agreement of BB Employee Invest, L.P., dated November 18, 2008, by and among CP V CB GP, LLC as sole general partner and each of the limited partners named therein.

10.4*	Limited Partnership Agreement of BB Co-Invest L.P., dated November 18, 2008, by and among CP V CB GP, LLC as sole general partner and each of the limited partners named therein.

10.5*	Asset Purchase Agreement, dated December 17, 2009, by and between Bumble Bee Foods, LLC and Connors Bros., L.P.

10.6*	Offer of Employment Letter Agreement, dated December 28, 2005, by and between Jill Irvin and Bumble Bee Foods, LLC, as supplemented by the letter dated September 24, 2008.

10.7*	Indemnification Agreement, dated June 20, 2007, by and between Bumble Bee Foods, LLC and Christopher Lischewski, as amended by the First Amendment to the Indemnification Agreement, dated September 29, 2008.

10.8*	Indemnification Agreement, dated June 20, 2007, by and between Bumble Bee Foods, LLC and J. Douglas Hines, as amended by the First Amendment to the Indemnification Agreement, dated September 29, 2008.

10.9*	Indemnification Agreement, dated June 20, 2007, by and between Bumble Bee Foods, LLC and Kent McNeil, as amended by the First Amendment to the Indemnification Agreement, dated September 29, 2008.

Exhibit Number	Description

10.10*	Indemnification Agreement, dated June 20, 2007, by and between Bumble Bee Foods, LLC and Ron Schindler, as amended by the First Amendment to the Indemnification Agreement, dated September 29, 2008.

10.11*	Indemnification Agreement, dated June 20, 2007, by and between Bumble Bee Foods, LLC and Jill Irvin, as amended by the First Amendment to the Indemnification Agreement, dated September 29, 2008.

10.12*	Management Agreement, dated November 18, 2008, by and among Centre Partners Management LLC and the other parties thereto.

10.13*	Joinder Agreement, dated December 17, 2009, by and among Centre Partners Management LLC, Connors Bros. Holdings, L.P. and Bumble Bee Capital Corp.

10.14*	Employment Agreement, dated November 18, 2008, by and between Bumble Bee Foods, LLC and Christopher Lischewski.

10.15*	Employment Agreement, dated November 18, 2008, by and between Bumble Bee Foods, LLC and J. Douglas Hines.

10.16*	Employment Agreement, dated November 18, 2008, by and between Bumble Bee Foods, LLC and Kent McNeil.

10.17*	Connors Bros., L.P. Amended and Restated Unit Option Plan, dated July 2009.

10.18*	Form of Grant of Restricted Class B Units of Connors Bros., L.P.

10.19*	2009 Form of Series A Option to Purchase Class A Common Units of Connors Bros., L.P.

10.20*	2010 Form of Series A Option to Purchase Class A Common Units of Connors Bros., L.P.

10.21*	2009 Form of Series B Option to Purchase Class A Common Units of Connors Bros., L.P.

10.22*	2010 Form of Series B Option to Purchase Class A Common Units of Connors Bros., L.P.

10.23*	2009 Form of Series C Option to Purchase Class A Common Units of Connors Bros., L.P.

10.24*	2010 Form of Series C Option to Purchase Class A Common Units of Connors Bros., L.P.

10.25*	2009 Form of Series D Option to Purchase Class A Common Units of Connors Bros., L.P.

10.26*	2010 Form of Series D Option to Purchase Class A Common Units of Connors Bros., L.P.

10.27*	2009 Canadian Form of Series A Option to Purchase Class A Common Units of Connors Bros., L.P.

10.28*	2010 Canadian Form of Series A Option to Purchase Class A Common Units of Connors Bros., L.P.

10.29*	2009 Canadian Form of Series B Option to Purchase Class A Common Units of Connors Bros., L.P.

10.30*	2010 Canadian Form of Series B Option to Purchase Class A Common Units of Connors Bros., L.P.

10.31*	2009 Canadian Form of Series C Option to Purchase Class A Common Units of Connors Bros., L.P.

10.32*	2010 Canadian Form of Series C Option to Purchase Class A Common Units of Connors Bros., L.P.

10.33*	2009 Canadian Form of Series D Option to Purchase Class A Common Units of Connors Bros., L.P.

10.34*	2010 Canadian Form of Series D Option to Purchase Class A Common Units of Connors Bros., L.P.

10.35*	Senior Revolving Credit Agreement, dated November 18, 2008, by and among Bumble Bee Foods, LLC and Connors Bros. Clover Leaf Seafoods Company as borrowers, the lenders party thereto, Wells Fargo Foothill, LLC as the arranger and United States administrative agent for the lenders and Wells Fargo Foothill Canada ULC, as arranger and Canadian administrative agent for the lenders.

Exhibit Number	Description

10.36*	Amendment Number One to Senior Revolving Credit Agreement, by and among Bumble Bee Foods, LLC and Connors Bros. Clover Leaf Seafoods Company as borrowers, the lenders party thereto, Wells Fargo Foothill, LLC as the arranger and United States administrative agent for the lenders and Wells Fargo Foothill Canada ULC, as arranger and Canadian administrative agent for the lenders.

10.37*	Reaffirmation and Consent to the Amendment Number One to Senior Revolving Credit Agreement, by and among Stinson Seafood (2001), Inc., Bumble Bee Holdings, Inc., BB Acquisition (PR), BPM Services, S.A. DE C.V., Brunswick Pescados & Mariscos, S.A. DE C.V., Clover Leaf Holdings Company, 6162410 Canada Limited and K.C.R. Fisheries LTD.

10.38*	Amendment Number Two to Senior Revolving Credit Agreement, by and among Bumble Bee Foods, LLC and Connors Bros. Clover Leaf Seafoods Company as borrowers, the lenders party thereto, Wells Fargo Foothill, LLC as the arranger and United States administrative agent for the lenders and Wells Fargo Foothill Canada ULC, as arranger and Canadian administrative agent for the lenders.

10.39*	Reaffirmation and Consent to the Amendment Number Two to Senior Revolving Credit Agreement, by and among Stinson Seafood (2001), Inc., Bumble Bee Holdings, Inc., BB Acquisition (PR), BPM Services, S.A. DE C.V., Brunswick Pescados & Mariscos, S.A. DE C.V., Clover Leaf Holdings Company, 6162410 Canada Limited and K.C.R. Fisheries LTD.

10.40*	Consent and Amendment Number Three to Senior Revolving Credit Agreement, by and among Bumble Bee Foods, LLC and Connors Bros. Clover Leaf Seafoods Company as borrowers, the lenders party thereto, Wells Fargo Foothill, LLC as the arranger and United States administrative agent for the lenders and Wells Fargo Foothill Canada ULC, as arranger and Canadian administrative agent for the lenders.

10.41*	Reaffirmation and Consent to the Consent and Amendment Number Three to Senior Revolving Credit Agreement, by and among Bumble Bee Foods, LLC and Connors Bros. Clover Leaf Seafoods Company as borrowers, the lenders party thereto, Wells Fargo Foothill, LLC as the arranger and United States administrative agent for the lenders and Wells Fargo Foothill Canada ULC, as arranger and Canadian administrative agent for the lenders.

10.42*	Senior Term Loan Credit Agreement, dated November 18, 2008, by and among Bumble Bee Foods, LLC and Connors Bros. Clover Leaf Seafoods Company as borrowers, the lenders party thereto and Wells Fargo Foothill, LLC as the arranger and administrative agent for the lenders.

10.43*	Consent and Amendment Number One to Senior Term Loan Credit Agreement, dated November 18, 2008, by and among Bumble Bee Foods, LLC and Connors Bros. Clover Leaf Seafoods Company as borrowers, the lenders party thereto and Wells Fargo Foothill, LLC as the arranger and administrative agent for the lenders.

10.44*	Reaffirmation and Consent to the Consent and Amendment Number One to Senior Term Loan Credit Agreement, dated November 18, 2008, by and among Bumble Bee Foods, LLC and Connors Bros. Clover Leaf Seafoods Company as borrowers, the lenders party thereto and Wells Fargo Foothill, LLC as the arranger and administrative agent for the lenders.

10.45**	Tuna Loin Processing Agreement, dated as of June 29, 2001, by and among Barana Seafood Processors Ltd., Mr. I-Cheng Huang, F.C.F. Fishery Co. Ltd. and Bumble Bee Foods, LLC, as successor in interest to Bumble Bee Seafoods, Inc.

10.46**	Supply Agreement, dated May 8, 2006, by and between Thon Des Mascareignes Ltee and Bumble Bee Foods, LLC.

10.47**	First Amendment to Supply Agreement, dated November, 2009, by and between Thon Des Mascareignes Ltee and Bumble Bee Foods, LLC.

Exhibit Number	Description

10.48**	Amended and Restated Supply Agreement, dated January 1, 2009, by and between Pacific Fishing Company Limited and Bumble Bee Foods, LLC.

10.49**	Amendment to Amended and Restated Supply Agreement, dated as of May 12, 2010, by and between Pacific Fishing Company Limited and Bumble Bee Foods, LLC.

10.50*	Modified Gross Office Lease, dated December 20, 2001, by and between Pacific Oceanside Holdings, L.P. and Conagra Foods, Inc.

10.51*	First Amendment to Lease, dated February 21, 2003, by and between Pacific Oceanside Holdings, L.P. and Conagra Foods, Inc.

10.52*	Second Amendment to Lease, dated April 24, 2003, by and between Pacific Oceanside Holdings, L.P. and Conagra Foods, Inc.

10.53*	Assignment and Assumption Agreement, dated May 19, 2003, by and between Bumble Bee Foods, LLC (f/k/a Bumble Bee Seafoods, LLC) and ConAgra Foods, Inc.

10.54*	Third Amendment to Conagra Lease / Fifth Amendment to Bank of California Lease, dated September 27, 2006, by and between TCAM Core Property Fund Operating LP and Bumble Bee Foods, LLC.

10.55*	Fourth Amendment to Conagra Lease, dated October 2007, by and between TCAM Core Property Fund Operating LP and Bumble Bee Foods, LLC.

10.56*	Fifth Amendment to Lease, dated March 1, 2010, by and between T-C Stonecrest LLC and Bumble Bee Foods, LLC.

10.57*	Lease Agreement, dated February 26, 2004, by and between Harbor 91 Limited Partnership, Donna M. Snider, Debbie A. Marheine, Joseph G. Brown, Leona R. Horowitz, and Bumble Bee Foods, LLC (f/k/a Bumble Bee Seafoods, LLC).

12.1*	Statement of Computation of Ratio of Earnings to Fixed Charges.

21.1*	Subsidiaries of Connors Bros. Holdings, L.P.

23.1*	Consent of Independent Registered Public Accounting Firm.

24.1*	Powers of Attorney (included on signature pages of this Part II).

24.2*	Power of Attorney with respect to Clover Leaf Seafood B.V.

24.3*	Power of Attorney with respect to Clover Leaf Seafood 2 B.V.

24.4*	Power of Attorney with respect to Clover Leaf Seafood Cooperatief U.A.

25.1*	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas to act as trustee under the Indenture.

99.1*	Form of Letter of Transmittal.

99.2*	Form of Notice of Guaranteed Delivery.

*	Previously filed.
**	Certain information in this exhibit has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.
†	Filed herewith.